================================================================================

                                     ANNUAL
                                     REPORT

                               September 30, 1995

MAILING ADDRESS:
  SAFECO MUTUAL FUNDS
  P.O. BOX 34890
  SEATTLE, WA 98124-1890

FOR ACCOUNT INFORMATIONS:
OR TELEPHONE TRANSACTION
  NATIONWIDE: 1-800-624-5711
  SEATTLE: 545-7319
  TTY/TTD: 1-800-438-8718

                                  SAFECO
                                  STOCK FUNDS


                                                              SAFECO GROWTH FUND

                                                              SAFECO EQUITY FUND

                                                              SAFECO INCOME FUND

                                                           SAFECO NORTHWEST FUND


                                                                   [LOGO] SAFECO
                                                                    MUTUAL FUNDS

================================================================================

================================================================================

                            PERFORMANCE INFORMATION
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1995

================================================================================
SAFECO GROWTH FUND - SAFECO EQUITY FUND - SAFECO INCOME FUND
ILLUSTRATION OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[GRAPH 1]

INVESTMENT VALUE AS OF SEPT. 30, 1995      Chart appears here comparing the
                                           total return of a $10,000 investment
SAFECO GROWTH FUND:  $35,291               in the Fund made 10 years ago as
                                           compared to the performance of the
SAFECO EQUITY FUND:  $47,700               applicable index.

SAFECO INCOME FUND:  $31,211

S&P 500 INDEX:  $44,122  (W/DIVIDENDS)


TABLE OF CONTENTS
================================================================================
President's Letter                                                            2
SAFECO Growth Fund                                                            3
SAFECO Equity Fund                                                            8
SAFECO Income Fund                                                           13
SAFECO Northwest Fund                                                        19
Financial Statements                                                         24
Notes to Financial Statements                                                28
Report of Independent Auditors                                               36

    The performance of the Funds assumes the reinvestment of all dividends and capital gains. The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by market capitalization; the index has been adjusted to reflect reinvestment of dividends on securities in the index. The Northwest 50(TM) Index is an index of 50 Northwest companies weighted by their regional impact.

    Operating expenses have been applied to the Funds, but not to the indices. If Fund operating expenses had been applied to the indices, their values would have been lower. Investment returns are historical and not predictive of future performance.


================================================================================

================================================================================
SAFECO NORTHWEST FUND
ILLUSTRATION OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[GRAPH 2]

INVESTMENT VALUE AS OF SEPT. 30, 1995
                                                 [CHART APPEARS HERE COMPARING
SAFECO NORTHWEST FUND:  $16,108                   THE TOTAL RETURN OF A $10,000
                                                  INVESTMENT IN THE FUND MADE
NORTHWEST 50(TM) INDEX:  $16,897 (W/DIVIDENDS)    ON THE FUND'S INCEPTION DATE
                                                  AS COMPARED TO THE PERFORMANCE
S&P 500 INDEX:  $18,113 (W/DIVIDENDS)             OF THE APPLICABLE INDEX.]


================================================================================
                                                                      10 YEAR OR
AVERAGE ANNUAL TOTAL RETURN        1 YEAR      5 YEAR            SINCE INCEPTION
--------------------------------------------------------------------------------
SAFECO Growth Fund                 23.93%      20.04%                    13.44%
SAFECO Equity Fund                 21.59%      21.33%                    16.91%
SAFECO Income Fund                 21.04%      15.03%                    12.05%
S&P 500 Index                      29.71%      17.22%                    16.00%
--------------------------------------------------------------------------------
SAFECO Northwest Fund              19.01%        N/A                     10.96%*
Northwest 50(TM) Index             25.57%        N/A                     11.81%*
S&P 500 Index                      29.71%        N/A                     13.47%*
--------------------------------------------------------------------------------

* Inception date of the Northwest Fund was February 7, 1991. Index graph comparison begins on February 28, 1991.


================================================================================

================================================================================

                           LETTER FROM THE PRESIDENT
                                NOVEMBER 1, 1995


DEAR SHAREHOLDER:

[PHOTO]  David F. Hill

    As it was in 1994, so it has been in 1995: The health of the U.S. economy is the theme driving the financial markets. The marked difference between the two years is the change in investor perception of the economy.

    Investors now seem to see the economy as growing at healthy, sustainable levels with little inflationary pressure. This change in attitude, coupled with the concept of declining interest rates, has brought surprising strength to both the bond and stock markets.

    The stock market as measured by the S&P Index climbed 29.71% in the 12 months ending September 30, 1995. The bond market as measured by the Lehman Brothers Government/Corporate Index returned 14.35% over the same period. These gains far outpace historical averages.

    The slow domestic economic growth, low inflation and falling interest rates that we are experiencing creates an environment that is traditionally beneficial for bonds. The same circumstances are generally positive for the stocks of companies that are able to grow their earnings. Companies whose earnings don't meet analysts' expectations are likely to disappoint investors. In this climate, stock picking ability is critical to good performance.

    Beyond that, it is not our practice to prognosticate. We don't believe we can predict short-term trends or be successful timing the market. So, we try to stay fully invested in the best positions at the best prices we can find.

    We urge investors to take a longer view to investing as well.

    Our advice is, as always, don't try to divine what the market will do tomorrow or next month. Concentrate instead on making sure your investment vehicles are of high quality and that they match the time horizons of your investment objectives.

    To help investors do that, we offer educational materials, including the SAFECO Mutual Funds Personal Financial Planning Program. Please call us for your free copy of this educational booklet and planning worksheets. For automated performance information, try our new menu-driven price and yield line. We've upgraded and expanded this service to provide historical performance as well as dividends and capital gain information. To access it simply dial 800-835-4391 (545-5113 in Seattle).

    As always, we truly value your continued confidence in SAFECO Mutual Funds.


Sincerely,


/s/ David F. Hill
------------------------
David F. Hill, President


================================================================================

================================================================================

                          REPORT FROM THE FUND MANAGER
                               SAFECO GROWTH FUND
                                NOVEMBER 1, 1995

    Over the 12 months just ended, the SAFECO Growth Fund rose 23.93% while the average growth fund gained 25.87% according to Lipper. It's been an unbelievably strong market, so strong that as I worked to limit our exposure in stocks that had experienced huge run-ups, I was unable to keep up with the S&P and the peer group average. Moving to a more conservative positioning caused the portfolio to underperform.

    Operating under the theory that if you don't reap profits, a portfolio can quickly go to seed, I sold or reduced holdings I felt had reached their full value. Several of the sales (GREEN TREE FINANCIAL, SAFECARD SERVICES, ROBERTS PHARMACEUTICAL, MARK IV INDUSTRIES, and SHAW INDUSTRIES) were among our largest holdings on March 31.

    Gains taken on smaller positions included top performers COMPDENT and UUNET as well as INTERPOOL, MIDWEST EXPRESS and REDHOOK ALE. (I bought on the initial public offering of internet access provider Uunet and microbrewer Redhook and then sold them as I couldn't get enough shares at a reasonable price to form a full position.)

    I did sell several small holdings in which I simply lost hope -- BMC WEST, GROWTH ENVIRONMENTAL, BOLLINGER INDUSTRIES and CYGNE DESIGNS -- but the losses on these were minimal compared to the gains from our other sales. The net result was an unusually large capital gain for shareholders, $5.499 per share on September 30.

    With the proceeds, I generally invested in better known companies whose sales should hold up even if the economy doesn't, and whose prices are generally cheaper than the market. In simplest terms, I have tried to take our profits before the market takes them back by selling stocks I think reached the top of their range and buying stocks that have room to move up.

    I bought and then sold MOTOROLA and TEXAS INSTRUMENTS when their prices climbed to our target. I'm still holding two other silicon chip makers, INTEL and NATIONAL SEMICONDUCTOR. These two are less worrisome then the rest of the sector as they have lower prices (based on earnings) than their peers. Intel especially stands to benefit by the expected doubling of the personal computer market. And National Semiconductor has a more diverse end market than its peers.

    Another high tech company I'm comfortable holding is SEAGATE TECHNOLOGY. Its pristine balance sheet and great cash flow make it seem less treacherous than the sector as a whole. A market leader, Seagate is setting the standard for high-end disc drives.

    I also moved 5% of net assets back into MICROS SYSTEMS, an electronic cash register company that we've profited by in the past. And, I added to our positions in POLARIS, the manufacturer of recreational all-terrain, water and snow vehicles, and YOUTH SERVICES INTERNATIONAL, a company that develops and operates residential centers for troubled youths.

    SCOTT PAPER is new to our portfolio. It's a well managed company, and, having just agreed to merge with KIMBERLY CLARK, it could become a blockbuster tissue company.

    I bought three health maintenance organizations whose prices sank on disappointments within the group -- I've since sold UNITED HEALTH CARE, but I'm

                                                       (Continued on next page.)


================================================================================

================================================================================
holding US HEALTH CARE and MID ATLANTIC MEDICAL SERVICES. The upward trend in HMO enrollments should continue no matter what the economy does. As well, people will eat and drink -- no matter what the economy does. Thus, I also hold and like CANANDAIGUA WINE and PHILIP MORRIS. And I added RJR NABISCO, another stable, non-cyclical company with a low price to earnings ratio and a high yield.

    Philip Morris, already a leader, continues to add market share, especially overseas. It has a huge cash flow, low multiples and superior management.

    Through acquisitions and superior cost cutting, Canandaigua has expanded its product line without diluting its earnings -- and shows no sign of stopping. Among its brands, the company now controls four of the five major table-wine lines -- Almaden, Inglenook, Taylor and Paul Masson.

    THORN APPLE VALLEY, held hostage by high hog prices, is not meeting my expectations. However, I'll continue to hold it waiting for pig prices to cycle down. I held on to two other positions that were poor performers over the last six months: MIKOHN GAMING makes silicon chips for slot machines and stands to benefit as new gambling centers open. EZCORP is a pawn shop chain that's simply undervalued.

    OSTEX INTERNATIONAL, which grew 125.3% to occupy about 1% of net assets, is the most interesting of our top performers. A new Seattle-based company, Ostex won FDA approval to manufacture and market home diagnostic kits that measure bone loss associated with osteoporosis.

    I honestly don't know what to expect next from the market. About our portfolio, however, I feel pretty good. As I said earlier, the Fund is now largely invested in companies whose sales should hold up even if the economy doesn't, whose prices are generally cheaper than the market, and whose size bodes for lower price volatility. SAFECO Growth Fund is hopefully positioned for a steady climb.

[PHOTO]   Thomas M. Maguire


/s/ Thomas M. Maguire
--------------------------------------
Thomas M. Maguire, Growth Fund Manager


--------------------------------------------------------------------------------
    Completing his M.B.A. at the University of Washington, Tom Maguire joined the company as an equity analyst in 1981 and today is a Vice President. From 1984 to 1989, he co-managed the SAFECO Equity Fund.


================================================================================

================================================================================

                                   HIGHLIGHTS
                               SAFECO GROWTH FUND
                            AS OF SEPTEMBER 30, 1995

TOP TEN HOLDINGS                                           PERCENT OF NET ASSETS
================================================================================
Canandaigua Wine Co.                                                        9.8%
    (Wine Manufacturer/Distributor)
Philip Morris Cos., Inc.                                                    6.2%
    (Food, Beverage & Tobacco Company)
MICROS Systems, Inc.                                                        5.2%
    (Electronic Cash Register Manufacturer)
Intel, Corp.                                                                5.0%
    (Microcomputer Components Manufacturer)
US Healthcare, Inc.                                                         4.7%
    (Health Maintenance Organizations)
RJR Nabisco Holdings Corp.                                                  4.2%
    (Food & Tobacco)
Scott Paper, Co.                                                            4.1%
    (Paper Company)
Seagate Technology, Inc.                                                    4.0%
    (Magnetic Disk Manufacturer)
Thorn Apple Valley, Inc.                                                    3.3%
    (Meat Packer)
National Semiconductor Corp.                                                3.1%
    (Semiconductor Manufacturer)

TOP FIVE PURCHASES (APRIL THROUGH SEPT.)                                    COST
================================================================================
RJR Nabisco Holdings Corp.                                            $9,384,739
(*)United Healthcare Corp.                                             9,314,619
Intel Corp.                                                            7,745,100
US Healthcare, Inc.                                                    7,355,665
*Motorola, Inc.                                                        7,267,543

TOP FIVE SALES (APRIL THROUGH SEPT.)                                    PROCEEDS
================================================================================
(*)Green Tree Financial Corp.                                        $14,296,493
(*)United Healthcare Corp.                                            10,895,134
(*)Motorola, Inc.                                                     10,087,552
(*)Texas Instruments, Inc.                                             8,800,878
(*)Safecard Services, Inc.                                             6,786,422

TOP FIVE PERFORMERS (APRIL THROUGH SEPT.)                         PERCENT RETURN
================================================================================
Ostex International, Inc.                                                 125.3%
    (Medical Diagnosis/Treatment Developer)
Anesta Corp.                                                              114.9%
    (Drug Dispensing)
LTX Corp.                                                                  88.1%
    (Test Equipment)
(*)Uunet Technologies, Inc.                                                85.7%
    (Internet Services)
(*)Compdent Corp.                                                          78.8%
    (Dental Insurance)

BOTTOM FIVE PERFORMERS (APRIL THROUGH SEPT.)                      PERCENT RETURN
================================================================================
(*)Growth Environmental, Inc.                                             -77.3%
    (Environmental Consulting Company)
(*)Bollinger Industries, Inc.                                             -64.2%
    (Consumer Fitness Products)
(*)Cygne Designs, Inc.                                                    -50.0%
    (Apparel Manufacturer)
Mikohn Gaming Corp.                                                       -32.7%
    (Gaming Machines)
Ezcorp, Inc.                                                              -28.3%
    (Pawn Shops)

--------------------------------------------------------------------------------
(*)Security sold, no longer in portfolio.



================================================================================

================================================================================

                                   HIGHLIGHTS
                         SAFECO GROWTH FUND (CONTINUED)
                            As of September 30, 1995

================================================================================
SAFECO GROWTH FUND
NET ASSET CAPITALIZATION WEIGHTINGS
AS A PERCENT OF NET ASSETS AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 3]

Large: 36.6%  ($1 Bil. and above)

Medium: 19.6%  ($500 Mil. - $1 Bil.)               [PIE CHART APPEARS HERE]

Small:  38.7%  (Less than $500 Mil.)

Cash & Other Assets,  Less Liabilites:  5.1%


================================================================================
SAFECO GROWTH FUND
TOP FIVE INDUSTRIES AS A PERCENT OF NET ASSETS
AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 4]

Computer Systems:  17.4%

Food & Tobacco:  18.7%

Wine & Spirits:  9.8%                              [BAR CHART APPEARS HERE]

Health Care:  8.4%

Drugs & Hospital
  Supplies:   6.5%


                            Portfolio of Investments
                               SAFECO GROWTH FUND
                            As of September 30, 1995

SHARES OR PRINCIPAL AMOUNT                                  MARKET VALUE (000'S)
================================================================================
COMMON STOCKS - 94.9%

AUTOS & AUTO PARTS - 1.4%
         64,000     (*)(-)Andros, Inc.                                    $1,136
         75,000        (*)Miller Industries, Inc.                          1,312

BROADCAST MEDIA - 0.2%
         73,500        (*)Children's Broadcasting Corp.                      404

BUILDING MATERIALS - 3.2%
        105,900     (*)(-)ABT Building Products Corp.                      1,721
        152,800        (*)Fibreboard Corp.                                 3,954

COMMERCIAL SERVICES - 1.5%
         45,000        (*)Renters Choice, Inc.                             1,378
        124,000        (*)Youth Services International, Inc.               1,240

COMPUTER SYSTEMS - 17.4%
        146,000        (-)Intel Corp.                                      8,778
        257,000        (*)MICROS Systems, Inc.                             9,188
         25,200     (*)(-)Mizar, Inc.                                        230
        145,000     (*)(-)Quantum Corp.                                    3,172
        166,800        (*)Seagate Technology, Inc.                         7,026
        140,000     (*)(-)Western Digital Corp.                            2,223

CONSUMER PRODUCTS & SUPPLIERS - 2.4%
        202,000        (*)Celebrity, Inc.                                  1,414
        169,100        (-)Fingerhut Co., Inc.                              2,727

DRUGS & HOSPITAL SUPPLIES - 6.5%
         70,000        (*)Anesta Corp.                                       761
        255,000     (*)(-)Ethical Holdings PLC                             2,295
         81,300        (*)Maxxim Medical, Inc.                             1,301
        377,600        (*)Medex, Inc.                                      4,012
         75,000     (*)(-)Ostex International, Inc.                        1,678
        165,200        (*)Penederm, Inc.                                   1,487

--------------------------------------------------------------------------------
(*)      Non-income producing security.
(+) Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund owns 5% or more of the outstanding voting shares of the Company).
(-)      New to Portfolio since last Report.


                       See Notes to Financial Statements


================================================================================

================================================================================

                            Portfolio of Investments
                         SAFECO GROWTH FUND (CONTINUED)
                            As of September 30, 1995


SHARES OR PRINCIPAL AMOUNT                                  MARKET VALUE (000'S)
================================================================================
ELECTRICAL EQUIPMENT & ELECTRONICS - 4.1%
        135,000        (*)LTX Corp.                                     $  1,704
        200,000     (*)(-)National Semiconductor Corp.                     5,525

FINANCIAL SERVICES  - 1.6%
         16,885        (*)Alleghany Corp.                                  2,887

FOOD & TOBACCO - 13.7%
        130,000           Philip Morris Cos., Inc.                        10,855
        227,200        (-)RJR Nabisco Holdings Corp.                       7,356
        313,000        (+)Thorn Apple Valley, Inc.                         5,869

HEALTH CARE - 8.4%
        115,000        (*)Amrion, Inc.                                     1,366
        261,000     (*)(-)Mid Atlantic Medical Services, Inc.              5,122
        235,000        (-)US Healthcare, Inc.                              8,313

HOUSEHOLD PRODUCTS - 0.5%
        150,000        (*)Media Arts Group, Inc.                             956

LEISURE TIME - 4.5%
        130,500        (*)Mikohn Gaming Corp.                                750
        111,700           Polaris Industries, Inc.                         4,929
        150,000     (*)(-)Station Casinos, Inc.                            2,306

MANUFACTURING - 3.4%
         62,500           Furon Co.                                        1,172
         75,600        (-)Industrial Training Corp.                          765
        156,362           Mark IV Industries, Inc.                         3,479
        164,500     (*)(+)Speizman Industries, Inc.                          596

OFFICE EQUIPMENT & SUPPLIES - 2.1%
        197,000        (*)Day Runner, Inc.                                 3,645

PAPER PRODUCTS & SUPPLIES - 5.4%
        106,500     (*)(-)Crown Vantage, Inc.                              2,370
        149,200        (-)Scott Paper, Co.                                 7,236

POLLUTION CONTROL - 3.3%
        232,000           Landauer, Inc.                                   4,408
        188,500        (*)Serv-Tech, Inc.                                  1,484

RESTAURANTS - 0.6%
        160,000     (*)(-)NPC International, Inc.                       $  1,040

RETAIL - 3.6%
        181,000        (*)Damark International, Inc.                       1,290
        236,550        (*)Ezcorp, Inc.                                     1,272
        210,670        (*)HaroldGs Stores, Inc.                            2,028
        284,500        (*)Tuesday Morning Corp.                            1,778

TELECOMMUNICATIONS - 0.6%
         45,000     (*)(-)Summa Four, Inc.                                 1,080

TRANSPORTATION - 0.7%
         54,300        (*)Interpool, Inc.                                    937
         13,000     (*)(-)Midwest Express Holdings, Inc.                     293

WINE & SPIRITS - 9.8%
        355,300     (*)(-)Canandaigua Wine Co.                            17,276
                                                                        --------
TOTAL COMMON STOCKS                                                      167,524
                                                                        --------
SHORT-TERM INVESTMENTS - 5.6%

INVESTMENT COMPANIES:
         $4,838           Short-Term Investments Co.
                          (Prime Portfolio)                                    5

U.S. AGENCY NOTES:
      9,920,000           Federal Home Loan Mortgage Corp.
                          6.30%, due 10/02/95                              9,916
                                                                        --------

TOTAL SHORT-TERM INVESTMENTS                                               9,921
                                                                        --------

TOTAL INVESTMENTS - 100.5%                                               177,445
Liabilities, less Other Assets                                              (962)
                                                                        --------

NET ASSETS                                                              $176,483
                                                                        ========

--------------------------------------------------------------------------------


                       See Notes to Financial Statements


================================================================================

================================================================================

                                   HIGHLIGHTS
                               SAFECO EQUITY FUND
                            AS OF SEPTEMBER 30, 1995

================================================================================
SAFECO EQUITY FUND
NET ASSET CAPITALIZATION WEIGHTINGS
AS A PERCENT OF NET ASSETS AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 5]

Large:  75.9%  ($1 Bil. and above)

Medium:  7.2%  ($500 Mil. - Bil.)                   [PIE CHART APPEARS HERE]

Small:  12.4%  (Less than $500 Mil.)

Cash & Other Assets, Less Liabilites:  4.5%


================================================================================
SAFECO EQUITY FUND
TOP FIVE INDUSTRIES AS A PERCENT OF NET ASSETS
AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 6]

Food & Tobacco:  11.0%

Banking and Finance:  10.5%
                                                    [BAR CHART APPEARS HERE]
Utilites - Telephone:  9.5%

Electrical Equipment & Electronics:  6.7%

Computer Software:  5.8%


                          REPORT FROM THE FUND MANAGER
                               SAFECO EQUITY FUND
                                NOVEMBER 1, 1995


    For the 12 months just ended, the SAFECO Equity Fund returned 21.59%. Meanwhile, according to Lipper, the average growth and income fund returned 23.08%.

    I took over the Fund in the first quarter of 1995. During that quarter our Mexican companies crashed with the peso and 10 of the 11 REITs we owned lost value. Thus, our most recent twelve-month return is below that of our peer group and the S&P 500.

    However, following that slow start, the Fund picked up enough speed to outpace its peer group over the last six months, and the S&P 500 over the last three months. For the quarter ended September 30, the Fund returned 8.45% to the S&P's 7.94%. For the six months, it was Equity Fund 17.02%, average growth and income fund 15.80%.

    The portfolio (and its six-month results) now reflects my preference for consistent growth and special situation companies.

    I've found the most consistent growth records are held by larger, more established companies such as PHILIP MORRIS and AT&T, our top holdings. Tobacco sales overseas are booming. By the year 2000, half of PHILIP MORRIS' profits are expected to come from outside the U.S.

    We bought AT&T on strong fundamentals and the stock moved up on the news it would be split into three companies -- a telephone service unit, a manufacturing arm and a computer section. Meanwhile, our local telephone companies U S WEST and GTE have given us consistent growth on the wire line side and rapid growth on their non-traditional ventures.

    FEDERAL NATIONAL MORTGAGE ASSOCIATION, another steady grower, buys mortgages and holds or pools them into mortgage-backed securities. Given the favorable


================================================================================

================================================================================


interest rate environment and the fact that people keep buying and refinancing homes, Fannie Mae should be able to grow earnings.

    Banking and finance stocks, 10.5% of our net assets, outperformed the broad market, and so did technology. In our own portfolio, three of the five top performers belonged to the high tech sector. Tech stocks will continue to appreciate as computers further entrench themselves into our lives, but not without some corrections. In fact, we bought INTEL during a price correction and watched it fall a bit further. ADVANCED MICRO DEVICES slipped when it announced product release delays.

    Technology is an attractive industry, but even unattractive industries have good companies worth owning. The purchase and sale decisions I make are not based on a market or industry outlook, but on qualities the analysts and I see in individual companies. We look for companies that have a franchise, superior management and an ability to grow earnings and dividends at above average rates. MOBIL OIL, for example, is a proven performer with an intelligent approach to cost-cutting, and outstanding potential for appreciation. The 5.1% of net assets we have invested in Mobil and TEXACO exposes us to the important, but currently out-of-favor, oil sector.

    SALOMON is a special situation. Here's a stock that is unloved and out-of-favor. While Salomon has recovered from its government bond trading scandal, its share price hasn't -- yet. We think the company has superior earnings and appreciation potential.

[PHOTO] Rich Meagley

    I believe in owning companies that I know well and have conviction in. During the last six months I sold a number of minor positions, including several real estate investment trusts. (REITs as a group underperformed the market. Of those we kept, CROWN AMERICAN REALTY joined our bottom performers when it cut its dividend and HGI REALTY made the list when its stock contracted under the costs of acquiring another outlet mall REIT.)

    We're currently at 55 stocks, down from 67 on March 31. These stocks belong to companies that I am happy to have and to hold -- unless their growth stalls or they become too pricey.

    I'm not interested in long shots, I'm interested in consistent growth. I'm managing Equity Fund not to shoot out the lights in any one year, but to shine over the years.



/s/ Rich Meagley
---------------------------------
Rich Meagley, Equity Fund Manager


--------------------------------------------------------------------------------
    Rich Meagley joined SAFECO in 1983. After advancing from analyst to Northwest Fund Manager, he left the company. He re-joined in January 1995 as Equity Fund Manager. He holds an M.B.A. from the University of Washington, is a Chartered Financial Analyst and is an avid golfer.


================================================================================

================================================================================

                                   HIGHLIGHTS
                         SAFECO EQUITY FUND (CONTINUED)
                            AS OF SEPTEMBER 30, 1995


TOP TEN HOLDINGS                                           PERCENT OF NET ASSETS
================================================================================
Philip Morris Cos, Inc.                                                      4.6%
    (Food, Beverage & Tobacco Company)
AT&T Corp.                                                                   3.3%
    (Telephone Company)
Federal National Mortgage Association                                        3.3%
    (Mortgage Broker)
NationsBank Corp                                                             3.2%
    (Bank)
Motorola, Inc.                                                               3.2%
    (Communications Equipment Manufacturing)
Knight-Ridder, Inc.                                                          2.9%
    (Newspaper Publisher)
Salomon, Inc.                                                                2.9%
    (Brokerage)
Hartford Steam Boiler Inspection & Insurance Co.                             2.8%
    (Insurance & Engineering Company)
PNC Bank Corp.                                                               2.7%
    (Bank)
 GTE Corp.                                                                   2.6%
    (Telephone Company)

TOP FIVE PURCHASES (APRIL THROUGH SEPT.)                                    COST
================================================================================
Federal National Mortgage Association                                $17,631,321
Mobil Corp.                                                           14,407,128
Intel Corp.                                                           12,614,790
Advanced Micro Devices, Inc.                                          10,630,040
Georgia Pacific Corp.                                                 10,422,275

TOP FIVE SALES (APRIL THROUGH SEPT.)                                    PROCEEDS
================================================================================
(*)Maybelline, Inc.                                                   $9,953,625
(*)Glaxo Holdings plc (ADR)                                            8,781,352
(*)West One Bancorp                                                    7,923,282
(*)Giddings & Lewis, Inc.                                              6,695,750
(*)Genzyme Corp.                                                       6,670,628


TOP FIVE PERFORMERS (APRIL THROUGH SEPT.)                         PERCENT RETURN
================================================================================
MacNeal-Schwendler Corp.                                                    40.2%
    (Software Products Manufacturer)
Motorola, Inc.                                                              39.8%
    (Communications Equipment Manufacturing)
Hewlett-Packard Co.                                                         38.5%
    (Computer Hardware)
Schering-Plough Corp.                                                       38.5%
    (Pharmaceutical Company)
Neostar Retail Group, Inc.                                                  37.6%
    (Specialty Software Retailer)

BOTTOM FIVE PERFORMERS (APRIL THROUGH SEPT.)                      PERCENT RETURN
================================================================================
Crown American Realty Corp.                                               -36.5%
    (Real Estate)
Advanced Micro Devices, Inc.                                              -17.8%
    (Electronic Circuits Manufacturer)
Crompton & Knowles Corp.                                                   -5.9%
    (Textile Dye Manufacturer)
Intel Corp.                                                                -4.7%
    (Microcomputer Components Manufacturer)
HGI Realty, Inc.                                                           -4.0%
    (Real Estate)

--------------------------------------------------------------------------------
(*)Security sold, no longer in portfolio.



================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                               SAFECO EQUITY FUND
                            AS OF SEPTEMBER 30, 1995

SHARES OR PRINCIPAL AMOUNT                                     MARKET VALUE (000'S)
===================================================================================
COMMON STOCKS - 94.7%

BANKING & FINANCE - 10.5%
 100,000     (-)First Interstate Bancorp.                                   $10,075
 200,000        Fleet Financial Group, Inc.                                   7,550
 132,700        J.P. Morgan & Co., Inc.                                      10,268
 284,000        NationsBank Corp.                                            19,099
 575,000        PNC Bank Corp.                                               16,028

CHEMICALS - 2.6%
 587,200        Crompton & Knowles Corp.                                      8,735
 580,000        Ethyl Corp.                                                   6,452

COMPUTER HARDWARE - 1.4%
  98,000        Hewlett-Packard Co.                                           8,171

COMPUTER SOFTWARE - 5.8%
 701,000     (*)Information Resources, Inc.                                   9,376
 380,200        MacNeal-Schwendler Corp.                                      6,463
 401,000     (*)Mentor Graphics Corp.                                         8,371
 117,000     (*)Microsoft Corp.                                              10,588

DRUGS & HOSPITAL SUPPLIES - 3.2%
 126,000        Schering-Plough Corp.                                         6,489
 129,500        Warner-Lambert Co.                                           12,335

ELECTRICAL EQUIPMENT & ELECTRONICS - 6.7%
 300,000  (*)(-)Advanced Micro Devices, Inc.                                  8,737
 200,000     (-)Intel Corp.                                                  12,025
 250,000        Motorola, Inc.                                               19,094

FINANCIAL SERVICES - 3.3%
 125,600        SEI Corp.                                                     2,575
 450,000        Salomon, Inc.                                                17,212

FOOD & TOBACCO - 10.2%
 311,900        American Brands, Inc.                                       $13,178
 179,500        Dole Food Co., Inc.                                           6,215
 330,000        Philip Morris Cos., Inc.                                     27,555
 518,700        Smart & Final, Inc.                                          10,050
 294,250        Tasty Baking Co.                                              4,193

HOUSEHOLD PRODUCTS - 3.5%
 137,254        Block Drug Co., Inc.                                          5,319
 100,000     (-)Colgate-Palmolive Co.                                         6,662
 300,000        Paragon Trade Brands, Inc.                                    4,650
  96,500        WD-40 Co.                                                     4,077

INSURANCE - 5.6%
  87,000        American International Group, Inc.                            7,395
 396,000        Equitable Cos., Inc.                                          9,702
 345,400        Hartford Steam Boiler Inspection
                   & Insurance Co.                                           16,709

LEISURE TIME - 2.1%
 326,400        Callaway Golf Co.                                             5,059
 175,600     (-)Polaris Industries, Inc.                                      7,748

PAPER & FOREST PRODUCTS - 5.6%
 125,000     (-)Georgia Pacific Corp.                                        10,937
 154,000        Weyerhaeuser Co.                                              7,026
 230,000        Willamette Industries, Inc.                                  15,352

PETROLEUM & PETROLEUM SERVICES - 5.1%
 150,000     (-)Mobil Corp.                                                  14,944
 244,000        Texaco, Inc.                                                 15,769

POLLUTION CONTROL - 0.9%
 296,700        Landauer, Inc.                                                5,637
--------------------------------------------------------------------------------

(*)  Non-income producing security.
(-)  New to Portfolio since last Report.


                       See Notes to Financial Statements


================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                         SAFECO EQUITY FUND (CONTINUED)
                            AS OF SEPTEMBER 30, 1995

SHARES OR PRINCIPAL AMOUNT                                  MARKET VALUE (000'S)
================================================================================
PUBLISHING - 2.9%
 299,700         Knight-Ridder, Inc.                                    $ 17,570

REAL ESTATE INVESTMENT TRUSTS - 2.9%
 334,000         Crown American Realty Corp.                               2,756
 401,100         HGI Realty, Inc.                                          9,626
 377,000         South West Property Trust                                 4,807

RETAIL - 3.7%
 269,000      (-)Gap, Inc.                                                 9,684
 176,000      (-)May Department Stores  Co.                                7,700
 287,700      (*)NeoStar Retail Group, Inc.                                4,927

TELECOMMUNICATIONS - 3.3%
 300,000         AT&T Corp.                                               19,725

TRANSPORTATION - 0.8%
 200,000         Airborne Freight Corp.                                    4,900

U.S. FEDERAL AGENCIES - 3.3%

 190,000      (-)Federal National Mortgage Association                    19,665

UTILITIES-TELEPHONE - 9.5%
 500,800         Century Telephone Enterprise Co.                       $ 15,212
 403,400         GTE Corp.                                                15,833
 253,700      (-)Houston Industries, Inc.                                 11,195
 311,000         U S  WEST, Inc.                                          14,656

WINE & SPIRITS - 1.8%
 300,000         Seagram Co., Ltd.                                        10,763
                                                                        --------
TOTAL COMMON STOCKS                                                      566,839
                                                                        --------
PREFERRED STOCKS - 0.8%

FOOD & TOBACCO - 0.8%
 122,000         ConAgra, Inc. $1.6875 Convertible                         4,911
                                                                        --------
TOTAL PREFERRED STOCKS                                                     4,911
                                                                        --------
SHORT-TERM INVESTMENTS - 5.8%

U.S. AGENCY NOTES:
$34,487,925      Federal Home Loan Mortgage Corp.
                 6.30%, due 10/02/95                                      34,488
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS                                              34,488
                                                                        --------
TOTAL INVESTMENTS - 101.3%                                               606,238
Liabilities, less Cash and Other Assets                                  (7,656)
                                                                        --------
NET ASSETS                                                              $598,582
                                                                        ========


                       See Notes to Financial Statements

================================================================================

================================================================================

                          REPORT FROM THE FUND MANAGER
                               SAFECO INCOME FUND
                                NOVEMBER 1, 1995


    So far, 1995 has been a great year for the markets and for SAFECO Income Fund. For the 12 months ended September 30, 1995 the Fund returned 21.04% beating its equity income peer group's average return of 19.99%. For the six months ending September 30, the SAFECO Income Fund's total return was 14.74%.

    Over the 12 months, the Fund's dividend income was 4.3% while the S&P Index yielded 2.4%.

    Increases in corporate earnings, subdued price inflation, lower interest rates and modest economic growth sustained rallies in both the stock and bond markets over the last six months.

    Our large stake in convertible securities -- which do best when both the stock and bond markets are rising -- helped us outperform our peer group and beat the S&P yield. They also kept us from matching the S&P's total return as the S&P is comprised entirely of common stocks.

    (Usually issued as bonds or preferred stock, convertibles are generally convertible to common stock at a set price. They pay a higher yield than the issuer's common stock, and provide greater price appreciation potential than its bonds.)

    Our 9.6% weighting in banking and finance also contributed to our fine performance. Given the favorable interest rate environment, banks' earnings improved beyond expectations. NORWEST common stock was up 29%, while BANKAMERICA, BOATMEN'S and KEYCORP were each up 22% for the six month period. The WASHINGTON MUTUAL convertible preferred was up 18%. Another financial holding that did well was the TRAVELERS convertible preferred, up 24%.

    Telephone stocks (9.4% of net assets) did well due to relatively stable earnings and restructuring activity. GTE is especially attractive as its local telephone business is growing consistently and its cellular holdings are growing rapidly.

[PHOTO] ARLEY HUDSON

    AT&T CORPORATION has increased 30% since we bought it in late May. The company appears to have positioned itself to produce strong earnings growth.

    Our railroad stocks rose on continuing earnings growth, good cost controls and new merger activity. UNION PACIFIC was up 21%, while the NORFOLK SOUTHERN was up 12%. The BURLINGTON NORTHERN convertible preferred gained 20%.

    Drugs outperformed the overall market as investors sought stable, non-cyclical investments. MERCK was up 27% over the six months. AMERICAN HOME PRODUCTS completed its merger with AMERICAN CYANAMID, began cutting costs and climbed 18%. Most of the new company's products are over-the-counter and not subject to the price pressures pharmaceutical drugs are facing.

    My largest purchase of the period was another non-cyclical consumer products company, COLGATE-PALMOLIVE. Colgate gives us some international diversification as two-thirds of its operating profits now come from outside North America.

    WEYERHAEUSER is benefiting by the recovery in paper products and ready to benefit by an


(Continued on next page.)


================================================================================

================================================================================
increase in housing starts. Its large private holdings make this company less subject to the expensive restrictions its competitors face in the national forests.

    The Fund's two holdings in high technology did very well as this sector has led the market so far in 1995. The NATIONAL SEMICONDUCTOR Convertible preferred was up 56% for the six months. And our SEAGATE TECHNOLOGY convertible debenture is up 41% since we bought it in April.

    As share price gains were driven by good and growing earnings, so share price setbacks followed earnings disappointments and lowered expectations.

    MINNESOTA MINING & MANUFACTURING fell 2% due to a disappointing earnings report. Prices of real estate investment trusts were flat, or down slightly, due to expectations of slower earnings growth. As a group, our oil stocks (8.8% of net assets) posted meager gains or losses depending on individual company earnings.

    The gas and electric utility holdings in the portfolio were flat due to lack of earnings direction. However, I did buy HOUSTON INDUSTRIES, one of the largest electric utilities in Texas, when it received a favorable rate decision and announced it would use proceeds from the sale of its cable TV operations to retire debt and buy back stock.

    In addition to buying the Seagate previously mentioned, I bought a number of other convertible securities. They included new positions in REPAP ENTERPRISES, a Canadian paper producer benefiting by the weak Canadian dollar as it sells into the world market; AMERICAN GENERAL, a provider of annuities, consumer credit and life insurance; ADVANTA CORPORATION, a credit card company involved in residential mortgages and small business lending; and GENERAL SIGNAL, a supplier of industrial, electrical control and telecommunications equipment and systems.

    Even with the additional convertibles, the Fund's assets remain about 65% invested in stocks. In selecting stocks I always look for value. That value coupled with our relatively high yield reduces our downside risk should the market weaken.

    The stock market has outperformed most people's expectations to date in 1995, and amazingly, earnings growth has kept pace. That's kept price earnings multiples at reasonable levels. The S&P Index is currently selling at about 15 times estimates of 1995 earnings and 13.5 times estimates of 1996 earnings. By historical standards, these valuations are average and less than average. My best estimate is that earnings multiples will remain at current levels and that the market will continue to advance, albeit at a slower rate. Rest assured, our portfolio is positioned to move with it.


/s/ Arley Hudson
---------------------------------
Arley Hudson, Income Fund Manager


--------------------------------------------------------------------------------
Vice President Arley Hudson joined SAFECO in 1973. He has managed SAFECO Income Fund since 1978, is a Chartered Financial Analyst and is a graduate of the University of Washington School of Banking and Finance.


================================================================================

================================================================================

                                   HIGHLIGHTS
                         SAFECO INCOME FUND (CONTINUED)
                            As of September 30, 1995


TOP TEN HOLDINGS                                           PERCENT OF NET ASSETS
================================================================================
GTE Corp.                                                                   4.0%
     (Telephone Company)
GATX Corp. $3.875 Cumulative Convertible                                    2.8%
     (Railway & Terminal Operator)
American Home Products Corp. 2.7%
     (Pharmaceuticals)
Weyerhaeuser Co.                                                            2.5%
     (Forest Products)
Texaco, Inc.                                                                2.4%
     (Oil Company)
Royal Dutch Petroleum Co. 2.3%
     (Oil Company)
ConAgra, Inc. $1.6875 Convertible                                           2.2%
     (Foods)
Union Pacific Corp.                                                         2.1%
     (Transportation)
Minnesota Mining & Manufacturing                                            2.1%
     (Office Products)
AGCO Corp. $25 Depository Convertible Exchangeable                          2.1%
     (Farm Machinery)


TOP FIVE PURCHASES (APRIL THROUGH SEPT.)                                    COST
================================================================================
Colgate-Palmolive Co.                                                 $4,058,600
American General Corp. $3.00 Convertible                               3,287,715
Houston Industries, Inc.                                               3,109,450
AT&T Corp.                                                             3,032,350
Advanta Corp. Class B Series 95 SAILS                                  2,277,625


TOP FIVE SALES (APRIL THROUGH SEPT.)                                    PROCEEDS
================================================================================
*Amoco Canada Petroleum Co., Ltd. 7.375%, 9/01/13                     $5,187,500
*Nynex Corp.                                                           2,782,882
*West One Bancorp                                                      2,698,125
Ford Motor Co. 8.40% Cumulative Convertible                            2,329,885
*Capstone Capital Trust, Inc.                                          2,160,000
--------------------------------------------------------------------------------

*Security sold, no longer in portfolio.

TOP FIVE PERFORMERS (APRIL THROUGH SEPT.)                         PERCENT RETURN
================================================================================
RJR Nabisco Holdings Corp. $0.835 Convertible                              62.9%
     (Food & Tobacco)
National Semiconductor  3.25% Convertible                                  56.1%
     (Semiconductor Manufacturer)
Seagate Technology, Inc. 5.00%, due 11/01/03                               41.1%
     (Magnetic Disk Manufacturer)
AGCO Corp. $25 Depository Convertible Exchangeable                         38.8%
     (Farm Machinery)
*Paradigm Technology, Inc.                                                 32.1%
     (Semiconductor Manufacturer)

BOTTOM FIVE PERFORMERS (APRIL THROUGH SEPT.)                      PERCENT RETURN
================================================================================
*RJR Nabisco Holdings Corp.                                               -39.0%
     (Food & Tobacco)
Sears Roebuck & Co.                                                       -30.9%
     (Retail Chain)
*Summit Health, Ltd. 7.50%, due 4/01/03                                   -19.5%
     (Healthcare Provider)
*Allstate Corp.                                                           -10.1%
     (Insurance Co.)
Repap Enterprises, Inc. 8.50%, due 8/01/97                                 -9.3%
     (Paper Manufacturer)


================================================================================

================================================================================

                                   HIGHLIGHTS
                               SAFECO INCOME FUND
                            As of September 30, 1995


================================================================================
SAFECO INCOME FUND
NET ASSET CAPITALIZATION WEIGHTINGS
(CAPITALIZATION OF COMMON & PREFERRED ONLY)
AS A PERCENT OF NET ASSETS AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 7]

1. Large: 51.1% ($1 Bil. and above.)

2. Medium: 5.9% ($500 Mil. - $1 Bil.)

3. Small: 21.5% (Less than $500 Mil.)                 [PIE CHART APPEARS HERE]

4. Bonds: 17.3%

5. Cash & Other Assets, Less Liabilities: 4.2%


================================================================================
SAFECO INCOME FUND
TOP FIVE INDUSTRIES AS A PERCENT OF NET ASSETS
AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 8]

Transportation: 9.8%

Banking & Finance: 9.6%

Utilities - Telephone: 9.4%                            [BAR CHART APPEARS HERE]

Petroleum/Services: 8.9%

Paper & Forest Products: 6.4%


                            PORTFOLIO OF INVESTMENTS
                               SAFECO INCOME FUND
                            As of September 30, 1995

Shares Or Principal Amount                                  Market Value (000'S)
=================================================================================
COMMON STOCKS - 61.5%

BANKING & FINANCE - 7.0%
 71,271  (-)BankAmerica Corp.                                             $ 4,267
 70,000     Boatmen's Bancshares, Inc.                                      2,590
 60,250     Keycorp                                                         2,064
100,000     Norwest Corp.                                                   3,275
105,000     US Bancorp                                                      2,966

CHEMICALS - 1.0%
 35,000     Grace (WR) and  Co.                                             2,336

CONGLOMERATES - 2.1%
 80,000     Minnesota Mining & Manufacturing Co.                            4,520

DRUGS & HOSPITAL SUPPLIES - 3.7%
 70,000     American Home Products Corp.                                    5,941
 40,000     Merck and Co., Inc.                                             2,240

ELECTRICAL EQUIPMENT & ELECTRONICS - 1.5%
 50,000     General Electric Co.                                            3,187

FOOD & TOBACCO - 1.0%
 50,000     American Brands, Inc.                                           2,113

HOUSEHOLD PRODUCTS - 2.8%
 60,000  (-)Colgate-Palmolive Co.                                           3,998
 50,000     WD-40 Co.                                                       2,112

INSURANCE - 1.9%
 85,000     Hartford Steam Boiler Inspection
              & Insurance Co.                                               4,112

LEISURE TIME - 3.2%
 89,900     Polaris Industries, Inc.                                        3,967
100,000     Sturm Ruger & Co., Inc.                                         3,125

MANUFACTURING - 0.7%
 73,068     Mark IV Industries, Inc.                                        1,626
---------------------------------------------------------------------------------

(-)New to Portfolio since last Report.

                       See Notes to Financial Statements

================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                         SAFECO INCOME FUND (CONTINUED)
                            As of September 30, 1995

Shares Or Principal Amount                                  Market Value (000'S)
==================================================================================
PAPER & FOREST PRODUCTS - 4.0%
 50,000      Kimberly-Clark Corp.                                          $ 3,356
120,000      Weyerhaeuser Co.                                                5,475

PETROLEUM & PETROLEUM SERVICES - 7.5%
 24,000      Atlantic Richfield Co.                                          2,577
 50,000      Exxon Corp.                                                     3,612
 40,000      Royal Dutch Petroleum Co.                                       4,910
 80,000      Texaco, Inc.                                                    5,170

POLLUTION CONTROL - 1.1%
125,000      Landauer, Inc.                                                  2,375

REAL ESTATE INVESTMENT TRUSTS - 4.8%
150,400      HGI Realty, Inc.                                                3,610
 62,000      Kranzco Realty Trust                                            1,046
150,000      Mark Centers Trust Co.                                          1,838
148,600      Omega Health Care Investors                                     3,975

RETAIL - 3.1%
 30,000      Blair Corp.                                                     1,020
 70,000      J.C. Penney Co., Inc.                                           3,474
 62,039      Sears Roebuck & Co.                                             2,288

TRANSPORTATION - 3.2%
 30,000      Norfolk & Southern Corp.                                        2,242
 70,000      Union Pacific Corp.                                             4,638

UTILITIES-ELECTRIC DISTRIBUTION - 2.2%
 58,171      Eastern Utilities Associates                                    1,411
 75,000   (-)Houston Industries, Inc.                                        3,309

UTILITIES-GAS DISTRIBUTION - 1.3%
 90,000      Northwest Natural Gas Co.                                       2,790

UTILITIES-TELEPHONE - 9.4%
 60,000   (-)AT & T Corp.                                                  $ 3,945
 35,000      Bell Atlantic Corp.                                             2,148
 30,000      BellSouth Corp.                                                 2,194
220,000      GTE Corp.                                                       8,635
 75,000      U S WEST, Inc.                                                  3,534
                                                                           -------
TOTAL COMMON STOCKS                                                        134,011
                                                                           -------
PREFERRED STOCKS - 17.0%

AUTOS & AUTO PARTS - 1.2%
25,000       Ford Motor Co.
             8.40% Cumulative Convertible                                    2,559

BANKING & FINANCE - 1.9%
 40,000      Washington Mutual Savings Bank  Series C
             6.00% Convertible                                               4,210

ELECTRONICS - 0.9%
 20,000      National Semiconductor
             3.25% Convertible                                               2,000

FINANCIAL-MISC. - 1.2%
 60,000   (-)Advanta Corp. Class B Series 95 SAILS                           2,520

FOOD & TOBACCO - 3.5%
 120,000     ConAgra, Inc.  $1.6875 Convertible                              4,830
 400,000     RJR Nabisco Holdings Corp.
             $0.835 Convertible                                              2,700

INSURANCE - 2.4%
 62,000   (-)American General Corp. $3.00 Convertible                        3,426
 25,000      Travelers, Inc.  Series B 5.50% Convertible                     1,850


                       See Notes to Financial Statements

================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                         SAFECO INCOME FUND (CONTINUED)
                            As of September 30, 1995

Shares Or Principal Amount                                  Market Value (000'S)
==================================================================================
PAPER & FOREST PRODUCTS - 1.6%
    70,400      James River Corp. of Virginia
                $3.375 Cumulative
                Convertible Exchangeable                                  $  3,485

TRANSPORTATION - 4.3%
    44,400      Burlington Northern, Inc.  Series A
                6.25% Cumulative Convertible                                 3,430
   100,000      GATX Corp.
                $3.875 Cumulative Convertible                                6,050
                                                                          --------
TOTAL PREFERRED STOCKS                                                      37,060
                                                                          --------
CORPORATE BONDS - 17.3%
Convertible Subordinated Debentures:

BANKING & FINANCE - 0.7%
$1,500,000      Landmark Bancshares Corp.
                8.75%, due 11/01/98                                          1,470

COMPUTER SYSTEMS - 1.2%
 1,600,000      Seagate Technology, Inc. 5.00%, 11/01/03                     2,674

CONGLOMERATES - 1.9%
 4,132,000      Cooper Industries, Inc.
                7.05%, due 1/01/15                                           4,158

CONSUMER PRODUCTS - 0.8%
 1,515,000      Interface, Inc.  8.00%, due 9/15/13                          1,640

DRUGS - 1.2%
 2,400,000      Bindley Western Industries, Inc.
                6.50%, due 10/01/02                                          2,610

ELECTRICAL EQUIPMENT & ELECTRONICS - 2.2%
 2,000,000   (-)General Signal Corp.  5.75%, due 6/02/02                     2,045
 2,800,000      MagneTek, Inc.  8.00%, due 9/15/01                           2,831

ENTERTAINMENT - 1.0%
 2,182,750      Time Warner, Inc.  8.75%, due 1/10/15                        2,281

MACHINERY - 2.1%
$1,250,000   (-)AGCO Corp. 6.50%, due 6/01/08                                4,503

PAPER & FOREST PRODUCTS - 0.8%
 1,615,000   (-)Repap Enterprises, Inc. 8.50%, due 8/01/97                   1,704

PETROLEUM & PETROLEUM SERVICES - 1.4%
 2,500,000      Pennzoil Co.  6.50%, due 1/15/03                             2,972

RETAIL - 1.7%
 1,500,000      Eagle Hardware & Garden, Inc.
                6.25%, due 3/15/01                                           1,161
 2,500,000      Price/Costco, Inc.  6.75%, due 3/01/01                       2,537

TRANSPORTATION - 2.3%
 2,150,000      Alaska Air Group, Inc.
                6.875%, due 6/15/14                                          1,758
 3,700,000      Interpool, Inc.  5.25%, due 12/15/18                         3,321
                                                                          --------
TOTAL CORPORATE BONDS                                                       37,665
                                                                          --------
SHORT-TERM INVESTMENTS - 4.2%

INVESTMENT COMPANIES:
 9,157,681      Short-Term Investments Co.
                (Prime Portfolio)                                            9,158
                                                                          --------
TOTAL SHORT-TERM INVESTMENTS                                                 9,158
                                                                          --------
TOTAL INVESTMENTS - 100.0%                                                 217,894
Liabilities, less Other Assets                                                 (24)
                                                                          --------
NET ASSETS                                                                $217,870
                                                                          ========
----------------------------------------------------------------------------------


                       See Notes to Financial Statements

================================================================================

================================================================================

                          REPORT FROM THE FUND MANAGER
                             SAFECO NORTHWEST FUND
                                November 1, 1995

    The SAFECO Northwest Fund delivered a 19.01% total return for the 12 months ended September 30, 1995. The Northwest 50(TM) Index gained 25.57% for the period, while the average growth fund gained 25.87% according to Lipper. For the six months just ended, the Fund returned 15.16%.

    While a 19% return is noteworthy, a number of poor performers and an initial poor showing by the banks kept us from keeping pace with our benchmarks. As the period closed, I abandoned several laggards, liquidating our positions in: EAGLE HARDWARE (wounded in the hardware store war), ADVANCED TECHNOLOGY LABORATORIES (the price recovered but additional gains were unlikely), MK RAIL (the outlook for its parent MORRISON KNUDSON is dismal) and PROCYTE (the biotech company whose placebo appeared to work as well as its product).

    Banks and savings and loan stocks, which comprise 24% of net assets, helped us and hurt us. After dragging down performance for the first half of the year ending September 30, all our financial holdings were up over 20% for the second half -- except US BANCORP whose share price was dampened by costs associated with its acquisition of WEST ONE. Conversely, West One's share price skyrocketed and we sold, choosing to take profits, rather than the additional US Bancorp stock we'd receive in the merger.

    HILLHAVEN also climbed when it became an acquisition target. (I sold the Tacoma-based health care provider in early October when it was taken over by VENCOR, a Kentucky holding company.)

    Our retail positions comprise 10.6% of net assets. The video rental store HOLLYWOOD ENTERTAINMENT, experienced its first price correction since its stock was offered, and I took the opportunity to buy more. PRICE/COSTCO stock appreciated enough to return it to our top ten holdings. Comparable store sales have trended up while new store openings and the expenses associated with them are down.

[PHOTO] Charles R. Driggs

    ALBERTSON'S, a consistent grower and one of the best grocery stocks available, maintains its place in our portfolio, as does BOEING. Boeing stock moved far and fast, climbed a little ahead of itself and fell off its 52-week high. Still, it makes sense to hold this stock, as orders are growing.

    NIKE has had a good run-up, 48.9% in six months. Shoe and apparel sales are brisk, domestically and in Europe. Margins are high and orders for future product are heavy.

    MICROSOFT'S stock has begun to cycle with product releases. It climbed to $109 in late July, in anticipation of the August release of Windows '95. The stock ended September at $90. During the run-up, I took profits, reducing the size of our position from 8.5% to 5% of net assets. Microsoft remains a core holding for us. This is a huge, but still growing company that's done a great job capitalizing on trends.

                                                       (Continued on next page.)

================================================================================

================================================================================

    Delays in the night goggle manufacturer FLIR'S delivery schedule took a heavy toll on its stock price, but our other technology stocks, most notably SEMITOOL, the silicon wafer cleaning company, were outstanding performers. From Kalispell, Montana, Semitool rode the wafer/chip shortage wave to be our run-away winner.

    We initiated positions in LATTICE SEMICONDUCTOR and EGGHEAD. Egghead, a specialty software retailer with 179 stores in the U.S. and Canada as well as catalog sales, has languished for some time. But the company's turnaround plans, which include a move to Spokane to cut costs, appear promising. I bought a little early at $11. Since then, the stock has stabilized at $8.

    Lattice Semiconductor designs and develops programmable logic devices. Its stock fell when the company's key silicon wafer supplier announced potential delivery problems. We bought and it's moved up 32.5% from there.

    We were unable to acquire a full position in the initial public offering of REDHOOK ALE as its stock shot out of our price range. I am holding another IPO, R-B RUBBER PRODUCTS of McMinnville, Oregon. R-B processes used tires into rubber surfaces.

    BARRETT BUSINESS SERVICES and FLOW INTERNATIONAL are also new to the portfolio. I bought Barrett when the stock dipped on disappointing earnings. Based in Portland, Barrett provides 4,500 client companies with temporary and leased staff services. Sales have grown at 39% per year and earnings at 55% per year over the last five years. Flow International, a company that uses water-jet technology, is appreciating under new management. It was up 37.8% for the period.

    We expanded our existing holdings in MONACO COACH, PARAGON TRADE BRANDS, SECURITY FEDERAL, WHOLESOME & HEARTY FOODS, MACHEEZMO MOUSE RESTAURANTS and ARROW TRANSPORTATION during the period. The latter two proved disappointing. Arrow expanded its carrying capacity but hasn't been able to grow sales to utilize it. Meanwhile, there is some doubt that the restaurant chain can maintain its healthy-fare niche.

    Though the employment and personal income outlook for Puget Sound have been adjusted downward, they still outpace national averages. Furthermore, the Northwest stretches far beyond Puget Sound. On the whole, we have a regional economy that is diverse and strong. I view our portfolio as I do the Northwest economy -- with a great deal of upside potential. We've cleaned out the weak links and are holding shares of what we think are the Northwest's finest companies, priced to appreciate.

/s/Charles R. Driggs
--------------------
Charles R. Driggs, Northwest Fund Manager
--------------------------------------------------------------------------------

    Charles Driggs has 27 years in securities analysis in the Northwest. He joined SAFECO in 1984 as a utility and financial services expert and took the helm of SAFECO Northwest Fund in November 1992. Driggs holds a Bachelor of Science in Investments from Portland State University in Oregon.

================================================================================

================================================================================

                                   HIGHLIGHTS
                       SAFECO NORTHWEST FUND (CONTINUED)
                            As of September 30, 1995


TOP TEN HOLDINGS                                           PERCENT OF NET ASSETS
================================================================================
Hillhaven Corp.                                                             6.9%
     (Health Care Provider)
Boeing Co.                                                                  6.8%
     (Aerospace)
NIKE, Inc. (Class B)                                                        5.8%
     (Athletic & Leisure Footware & Apparel)
US Bancorp                                                                  5.3%
     (Bank)
Albertson's, Inc.                                                           5.1%
     (Grocery Chain)
Washington Mutual Savings Bank                                              5.0%
     (Savings & Loan)
Microsoft Corp.                                                             4.5%
     (Personal Computer Software)
Price/Costco, Inc.                                                          4.1%
     (Wholesale Membership Warehouse)
Lattice Semiconductor Corp.                                                 4.1%
     (Systems Software Developer)
Longview Fibre Co.                                                          3.8%
     (Forestry)

TOP FIVE PURCHASES (APRIL THROUGH SEPT.)                                    COST
================================================================================
Lattice Semiconductor Corp.                                           $1,226,000
Monaco Coach Corp.                                                       662,500
Egghead, Inc.                                                            527,340
Macheezmo Mouse Restaurants, Inc.                                        518,125
Barrett Business Services, Inc.                                          434,248

TOP FIVE SALES (APRIL THROUGH SEPT.)                                    PROCEEDS
================================================================================
*West One Bancorp                                                     $1,813,876
Microsoft Corp.                                                          980,000
Mentor Graphics Corp.                                                    755,053
*Eagle Hardware & Garden, Inc.                                           572,875
*Advanced Technology Laboratories, Inc.                                  452,250
--------------------------------------------------------------------------------

*Security sold, no longer in portfolio.

TOP FIVE PERFORMERS (APRIL THROUGH SEPT.)                         PERCENT RETURN
================================================================================
Semitool, Inc.                                                             78.6%
  (Silicon Chip Manufacturer)
Redhook Ale Brewery, Inc.                                                  73.6%
  (Brewery)
NIKE, Inc. (Class B)                                                       48.9%
  (Athletic & Leisure Footware & Apparel)
Flow International Corp.                                                   37.8%
  (Cleaning Systems Manufacturer)
Cascade Bancorp                                                            37.5%
  (Bank)

BOTTOM FIVE PERFORMERS (APRIL THROUGH SEPT.)                      PERCENT RETURN
================================================================================
Macheezmo Mouse Restaurants, Inc.                                         -44.1%
  (Restaurant Chain)
Arrow Transportation Co.                                                  -25.5%
  (Liquid Chemical Transporter)
Flir Systems, Inc.                                                        -21.0%
  (Night Vision Detection Equipment)
*MK Rail Corp.                                                            -12.1%
  (Locomotive Manufacturer)
Egghead, Inc.                                                             -11.4%
  (Retail Software & Hardware)


================================================================================

================================================================================

                                   HIGHLIGHTS
                             SAFECO NORTHWEST FUND
                            As of September 30, 1995

================================================================================
SAFECO NORTHWEST FUND
NET ASSET CAPITALIZATION WEIGHTINGS
AS A PERCENT OF NET ASSETS AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 9]

1. Large: 49.2% ($1 Bil. and above.)

2. Medium: 12.4% ($500 Mil.- $1 Bil.)
                                                      [PIE CHART APPEARS HERE]
3. Small: 37.9% (Less than $500 Mil.)

4. Cash & Other Assets, Less Liabilities: 0.5%


================================================================================
SAFECO NORTHWEST FUND
TOP FIVE INDUSTRIES AS A PERCENT OF NET ASSETS
AS OF SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
[GRAPH 10]

Banks: 12.3%

Savings & Loans/Savings Banks: 11.8%

Retail-Other: 10.6%                                   [BAR CHART APPEARS HERE]

Health Care: 8.8%

Electrical Equipment & Electronics: 8.2%


                            PORTFOLIO OF INVESTMENTS
                             SAFECO NORTHWEST FUND
                            As of September 30, 1995

SHARES OR PRINCIPAL AMOUNT                                  MARKET VALUE (000'S)
=================================================================================
COMMON STOCKS - 99.6%

AEROSPACE - 6.8%
40,000         Boeing Co.                                                  $2,730

APPAREL MANUFACTURING - 5.8%
21,000         NIKE, Inc. (Class B)                                         2,334

AUTOS - 2.5%
77,000     *   Monaco Coach Corp.                                             972
 5,000     *   SMC Corp.                                                       50

BANKS - 12.3%
24,200     *   Cascade Bancorp                                                363
36,450         Keycorp                                                      1,248
63,000         Northrim Bank                                                  520
75,000         US Bancorp                                                   2,119
37,800         West Coast Bancorp, Inc.                                       671

BEVERAGES - 0.2%
 2,300     *(-)Redhook Ale Brewery, Inc.                                       68

BUILDING MATERIALS - 2.6%
20,000     *   BMC West Corp.                                                 280
40,000         TJ International, Inc.                                         760

CHEMICALS - 0.2%
25,000     *(-)Concep, Inc.                                                    78

COMMERCIAL SERVICES - 1.2%
31,200     *(-)Barrett Business Services, Inc.                                476

COMPUTER SOFTWARE - 5.3%
10,000     *   Mentor Graphics Corp.                                          209
20,100     *   Microsoft Corp.                                              1,819
10,000     *   ThrustMaster, Inc.                                              85
---------------------------------------------------------------------------------

*   Non-income producing security.
(-) New to Portfolio since last Report.


                       See Notes to Financial Statements

================================================================================

================================================================================

                            PORTFOLIO OF INVESTMENTS
                        SAFECO NORTHWEST FUND (CONTINUED)
                            As of September 30, 1995

SHARES OR PRINCIPAL AMOUNT                                  MARKET VALUE (000'S)
=================================================================================
ELECTRICAL EQUIPMENT & ELECTRONICS - 8.2%
 93,000    *   Flir Systems, Inc.                                         $ 1,139
 40,000    *(-)Lattice Semiconductor Corp.                                  1,625
  5,000    *   Merix Corp.                                                    160
 15,000    *   Semitool, Inc.                                                 375

FOOD - 1.9%
 68,100    *   Wholesome & Hearty Foods, Inc.                                 749

HEALTH CARE - 8.8%
 92,080    *   Hillhaven Corp.                                              2,785
 27,000    *   Spacelabs Medical, Inc.                                        763

HOUSEHOLD PRODUCTS - 1.9%
 50,000    *   Paragon Trade Brands, Inc.                                     775

INDUSTRIAL PRODUCTS & SUPPLIERS - 2.8%
 81,500        Univar Corp.                                                 1,141

MACHINERY-DIVERSIFIED - 1.1%
 37,600    *(-)Flow International Corp.                                       437

PAPER & FOREST PRODUCTS - 3.8%
101,300        Longview Fibre Co.                                           1,545

POLLUTION CONTROL - 0.2%
 16,000    *(-)R-B Rubber Products, Inc.                                       68

RESTAURANTS - 1.1%
115,000    *   Macheezmo Mouse Restaurants, Inc.                              431

RETAIL-GROCERS - 7.1%
 60,000        Albertson's, Inc.                                            2,048
 57,000    *   Carr-Gottstein Foods Co.                                       342
 21,684        Quality Food Centers, Inc.                                     450

RETAIL-OTHER - 10.6%
 62,000    *   Hollywood Entertainment Corp.                                1,329
 20,000        Nordstrom, Inc.                                                835
 95,000    *   Price/Costco, Inc.                                           1,627
 57,500    *(-)Egghead, Inc.                                                  467

SAVINGS & LOANS / SAVINGS BANKS - 11.8%
 51,175        Interwest Savings Bank                                         793
 20,000        Security Bancorp                                               405
114,345    *   Sterling Financial Corp.                                     1,529
 75,000        Washington Mutual Savings Bank                               1,988

TRANSPORTATION - 3.4%
 20,000        Airborne Freight Corp.                                         490
140,000    *   Arrow Transportation Co.                                       350
 20,000        Expeditors International of Washington, Inc.                   540
                                                                          -------
TOTAL COMMON STOCKS                                                        39,968
                                                                          -------
SHORT-TERM INVESTMENTS - 1.7%

INVESTMENT COMPANIES:
$686,775       Short-Term Investments Co.
               (Prime Portfolio)                                              687
                                                                          -------
TOTAL SHORT-TERM INVESTMENTS                                                  687
                                                                          -------
TOTAL INVESTMENTS - 101.3%                                                 40,655
Liabilities, less Other Assets                                               (515)
                                                                          -------
NET ASSETS                                                                $40,140
                                                                          =======
---------------------------------------------------------------------------------

                       See Notes to Financial Statements

================================================================================

==============================================================================

                      STATEMENTS OF ASSETS AND LIABILITIES
                            As of September 30, 1995

                                                                  SAFECO         SAFECO         SAFECO         SAFECO
                                                                  GROWTH         EQUITY         INCOME      NORTHWEST
(In Thousands, Except Per-Share Amounts)                            FUND           FUND           FUND           FUND
=====================================================================================================================
ASSETS
     Investments, at Value
          Common Stocks (Identified Cost $135,511,
            $467,393, $102,689, and $29,179, respectively)      $161,059       $566,839       $134,011       $ 39,968
          Common Stocks of Affiliates
            (Identified Cost $8,418)  (Note 4)                     6,465             --             --             --
                                                                --------       --------       --------       --------
            Total Common Stocks                                  167,524        566,839        134,011         39,968
          Preferred Stocks (Identified Cost $3,641,
            and $31,502, respectively)                                --          4,911         37,060             --
          Corporate Bonds (Identified Cost $34,449)                   --             --         37,665             --
          Short-Term Investments                                   9,921         34,488          9,158            687
                                                                --------       --------       --------       --------
            Total Investments                                    177,445        606,238        217,894         40,655
     Cash                                                             --              4             --             --
     Receivables
          Trust Shares Sold                                        4,152             25            368              6
          Dividends and Interest                                     557          1,825          1,360             60
          Investment Securities Sold                               2,473             --             --             --
     Deferred Organization Expense (Note 5)                           --             --             --              1
                                                                --------       --------       --------       --------
            Total Assets                                         184,627        608,092        219,622         40,722
                                                                --------       --------       --------       --------
LIABILITIES
     Payables
          Investment Securities Purchased                          4,949          5,723             --            214
          Dividends                                                3,050          3,051          1,598            321
          Investment Advisory Fees                                    95            279            116             26
          Trust Shares Redeemed                                       --            354             --             --
          Organization Expense                                        --             --             --              1
          Other                                                       50            103             38             20
                                                                --------       --------       --------       --------
            Total Liabilities                                      8,144          9,510          1,752            582
                                                                --------       --------       --------       --------
NET ASSETS                                                      $176,483       $598,582       $217,870       $ 40,140
                                                                ========       ========       ========       ========
Shares Outstanding                                                11,150         39,097         11,400          2,786
                                                                ========       ========       ========       ========
Net Asset Value Per Share
  (Net Assets Divided by Trust Shares Outstanding)              $  15.83       $  15.31       $  19.11       $  14.41
                                                                ========       ========       ========       ========
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

===============================================================================

================================================================================

                            STATEMENTS OF OPERATIONS
                     For the Year Ended September 30, 1995

                                                                SAFECO           SAFECO           SAFECO          SAFECO
                                                                GROWTH           EQUITY           INCOME       NORTHWEST
(IN THOUSANDS)                                                    FUND             FUND             FUND            FUND
========================================================================================================================
INVESTMENT INCOME
     Dividends from Unaffiliated Issuers                     $   1,809        $  15,034        $   7,964       $     467
     Dividends from Affiliates (Note 4)                             66              224               --              --
     Interest                                                      292            1,378            2,699              47
                                                             ---------        ---------        ---------       ---------
       Total Investment Income                                   2,167           16,636           10,663             514
                                                             ---------        ---------        ---------       ---------
EXPENSES
     Investment Advisory Fees (Note 5)                           1,107            3,151            1,348             269
     Shareholder Servicing Costs (Note 5)                          305            1,018              298              97
     Loan Interest                                                 128               28               --              --
     Custodian Fees                                                 39               51               23              10
     Reports to Shareholders                                        15               46               19               5
     Legal and Auditing Fees                                        17               26               17              13
     Trustees' Fees                                                  4                5                4               4
     Amortization of Organization Expenses                          --               --               --               4
                                                             ---------        ---------        ---------       ---------
       Total Expenses                                            1,615            4,325            1,709             402
                                                             ---------        ---------        ---------       ---------
NET INVESTMENT INCOME                                              552           12,311            8,954             112
                                                             ---------        ---------        ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized Gain on Investment Transactions
       from Unaffiliated Issuers                                46,016           43,166            9,277           1,432
     Net Realized Loss on Investment Transactions
       from Affiliates (Note 4)                                     --             (650)              --              --
                                                             ---------        ---------        ---------       ---------
          Total Net Realized Gain                               46,016           42,516            9,277           1,432
     Net Change in Unrealized Appreciation                     (10,634)          52,564           20,170           4,956
                                                             ---------        ---------        ---------       ---------
NET GAIN ON INVESTMENTS                                         35,382           95,080           29,447           6,388
                                                             ---------        ---------        ---------       ---------
Net Change in Net Assets Resulting from Operations           $  35,934        $ 107,391        $  38,401       $   6,500
                                                             =========        =========        =========       =========
------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

================================================================================

================================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS
                        For the Year Ended September 30

                                                    SAFECO GROWTH FUND                SAFECO EQUITY FUND
                                             -------------------------        --------------------------
(In Thousands)                                   1995             1994             1995             1994
========================================================================================================
OPERATIONS
     Net Investment Income (Loss)           $     552        $    (200)       $  12,311        $   4,322
     Net Realized Gain on
       Investments                             46,016           20,876           42,516           13,155
     Net Change in Unrealized
       Appreciation                           (10,634)         (12,312)          52,564           18,088
                                            ---------        ---------        ---------        ---------
Net Change in Net Assets
     Resulting from Operations                 35,934            8,364          107,391           35,565

NET EQUALIZATION CREDITS (DEBITS)                   2               --               73              616

DIVIDENDS TO SHAREHOLDERS FROM
     Net Investment Income                       (557)              --          (12,378)          (4,933)
     Net Realized Gain on Investments         (46,001)         (20,672)         (42,473)         (13,160)

NET TRUST SHARE TRANSACTIONS                   30,997            9,693          133,164          245,823
                                            ---------        ---------        ---------        ---------
TOTAL CHANGE IN NET ASSETS                     20,375           (2,615)         185,777          263,911

NET ASSETS AT BEGINNING OF PERIOD             156,108          158,723          412,805          148,894
                                            ---------        ---------        ---------        ---------
Net Assets at End of Period                 $ 176,483        $ 156,108        $ 598,582        $ 412,805
                                            =========        =========        =========        =========
--------------------------------------------------------------------------------------------------------

OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
     Sales                                     26,526           28,734           29,460           38,169
     Reinvestments                              2,736            1,067            3,370            1,201
     Redemptions                              (27,099)         (29,081)         (23,460)         (21,516)
                                            ---------        ---------        ---------        ---------
     Net Change                                 2,163              720            9,370           17,854
                                            =========        =========        =========        =========
INCREASE (DECREASE) IN AMOUNTS
     Sales                                  $ 490,890        $ 564,076        $ 419,705        $ 518,200
     Reinvestments                             43,424           19,089           50,729           16,538
     Redemptions                             (503,317)        (573,472)        (337,270)        (288,915)
                                            ---------        ---------        ---------        ---------
     Net Change                             $  30,997        $   9,693        $ 133,164        $ 245,823
                                            =========        =========        =========        =========
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

================================================================================

================================================================================

                        For the Year Ended September 30

                                                    SAFECO INCOME FUND             SAFECO NORTHWEST FUND
                                            --------------------------        --------------------------
(In Thousands)                                   1995             1994             1995             1994
========================================================================================================
OPERATIONS
     Net Investment Income                  $   8,954        $   9,034        $     112        $     129
     Net Realized Gain on
       Investments                              9,277            2,934            1,432            1,055
     Net Change in
       Unrealized Appreciation                 20,170           (6,382)           4,956              888
                                            ---------        ---------        ---------        ---------
     Net Change in Net Assets
       Resulting from Operations               38,401            5,586            6,500            2,072

NET EQUALIZATION CREDITS (DEBITS)                 (39)            (105)              (1)              (3)

DIVIDENDS TO SHAREHOLDERS FROM
     Net Investment Income                     (8,912)          (8,932)            (110)            (128)
     Net Realized Gain on Investments          (9,283)          (2,554)          (1,432)          (1,037)

NET TRUST SHARE TRANSACTIONS                    7,093           (6,404)          (1,200)          (4,152)
                                            ---------        ---------        ---------        ---------
TOTAL CHANGE IN NET ASSETS                     27,260          (12,409)           3,757           (3,248)

NET ASSETS AT BEGINNING OF PERIOD             190,610          203,019           36,383           39,631
                                            ---------        ---------        ---------        ---------
Net Assets at End of Period                 $ 217,870        $ 190,610        $  40,140        $  36,383
                                            =========        =========        =========        =========
--------------------------------------------------------------------------------------------------------
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
     Sales                                      1,662            1,323              832            5,148
     Reinvestments                                833              559               84               74
     Redemptions                               (2,145)          (2,244)          (1,019)          (5,546)
                                            ---------        ---------        ---------        ---------
     Net Change                                   350             (362)            (103)            (324)
                                            =========        =========        =========        =========
INCREASE (DECREASE) IN AMOUNTS
     Sales                                  $  30,024        $  23,315        $  11,348        $  64,759
     Reinvestments                             15,463            9,648            1,202              921
     Redemptions                              (38,394)         (39,367)         (13,750)         (69,832)
                                            ---------        ---------        ---------        ---------
     Net Change                             $   7,093        $  (6,404)       $  (1,200)       $  (4,152)
                                            =========        =========        =========        =========
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

================================================================================

================================================================================

                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
     The SAFECO Common Stock Trust ("Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the SAFECO Growth Fund, SAFECO Equity Fund, SAFECO Income Fund, and SAFECO Northwest Fund (together "the Funds"). The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION. Investments in securities are valued at the last reported sales price, unless there are no transactions in which case they are valued at the last reported bid price. Short-term investments are valued at amortized cost.

     SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. The cost of the portfolios is the same for financial statement and federal income tax purposes. Realized gains and losses from security transactions are determined using the identified cost basis.

     INCOME RECOGNITION. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest is accrued on short-term investments and bonds daily.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income is declared as a dividend to shareholders as of the last business day (ex-dividend date) of March, June, September and December. Net gains realized from security transactions, if any, are normally distributed to shareholders at the end of September and December.

     EQUALIZATION. The Funds have followed the accounting practice known as equalization by which a portion of the proceeds from sales and cost of redemptions of Trust shares equivalent, on a per-share basis, to the amount of distributable net investment income on the date of the transaction was credited or charged to undistributed income. As a result, undistributed net investment income per share was unaffected by sales or redemptions of a Fund's shares. Beginning October 1, 1995, the Funds discontinued the practice of equalization accounting. Therefore, future distributions of net investment in come will be unaffected by trust share transactions. The change does not affect net assets, net asset value, or net investment income of the Funds.

     FEDERAL INCOME AND EXCISE TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

================================================================================

================================================================================

2.   TRUST SHARE INFORMATION
     (As of September 30, 1995)

                                  SAFECO            SAFECO           SAFECO           SAFECO
                                  GROWTH            EQUITY           INCOME        NORTHWEST
(In Thousands)                      FUND              FUND             FUND             FUND
============================================================================================
Trust Shares Authorized        Unlimited        Unliminted        Unlimited        Unlimited
Par Value Per Share           $     .001       $      .001       $     .001       $     .001
Paid in Capital               $  152,870       $   497,816       $  177,773       $   29,351
--------------------------------------------------------------------------------------------


3.   INVESTMENT TRANSACTIONS


                                                         SAFECO           SAFECO           SAFECO           SAFECO
                                                         GROWTH           EQUITY           INCOME        NORTHWEST
(In Thousands)                                             FUND             FUND             FUND             FUND
==================================================================================================================
Purchases for the Year Ended September 30, 1995       $ 168,731        $ 365,439        $  59,938        $   7,056
                                                      =========        =========        =========        =========
Sales for the Year Ended September 30, 1995           $ 184,649        $ 278,166        $  67,827        $   8,217
                                                      =========        =========        =========        =========

UNREALIZED APPRECIATION (DEPRECIATION)
     AT SEPTEMBER 30, 1995
Aggregate Gross Unrealized Appreciation for
     Investment Securities in Which There
     is an Excess of Value Over Identified Cost       $  32,850        $ 106,043        $  42,869        $  12,754
Aggregate Gross Unrealized Depreciation
     for Investment Securities in Which There
     is an Excess of Identified Cost Over Value          (9,256)          (5,327)          (2,774)          (1,965)
                                                      ---------        ---------        ---------        ---------
Net Unrealized Appreciation                           $  23,594        $ 100,716        $  40,095        $  10,789
                                                      =========        =========        =========        =========
------------------------------------------------------------------------------------------------------------------


================================================================================

================================================================================

4.  INVESTMENTS IN AFFILIATES
    Each of the companies listed below is an affiliated company of a Fund because the Fund owned at least 5% of its voting securities during the year ended September 30, 1995.


                                       SHARES AT                               SHARES                MARKET VALUE
                                       BEGINNING                               AT END               SEPTEMBER 30,
(In Thousands)                         OF PERIOD   ADDITIONS   REDUCTIONS   OF PERIOD   DIVIDENDS            1995
=================================================================================================================
SECURITY
    SAFECO Growth Fund
         Speizman Industries, Inc.          165          --           --         165          --          $  596
         Thorn Apple Valley, Inc.           313          --           --         313      $   66           5,869

    SAFECO Equity Fund
         Malan Realty Investors, Inc.       219          --         (219)         --         224              --
-----------------------------------------------------------------------------------------------------------------


================================================================================

================================================================================

5.  INVESTMENT ADVISORY FEES AND
    OTHER TRANSACTIONS WITH AFFILIATES

    INVESTMENT ADVISORY FEES. SAFECO Asset Management Company receives investment advisory fees from the Funds. For the Growth, Equity, and Income Funds, the fee is based on average daily net assets at the annual rate of 75/100 of one percent on the first $100 million declining in three levels to 45/100 of one percent on net assets over $500 million. For the Northwest Fund, the fee is based on average daily net assets at the annual rate of 75/100 of one percent on the first $250 million declining in three levels to 45/100 of one percent on net assets over $750 million.

    TRANSFER AGENT FEES. SAFECO Services Corporation receives shareholder servicing fees.

    NOTES PAYABLE AND INTEREST EXPENSE. The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates. Interest rates equivalent to commercial bank interest rates are charged on loans over $100,000.

    AFFILIATE OWNERSHIP. At September 30, 1995, SAFECO Insurance Company of America ("SAFECO Insurance"), a wholly owned subsidiary of SAFECO Corporation, owned 500,000 shares of the Northwest Fund.

    DEFERRED ORGANIZATION EXPENSE. Costs related to the organization of the SAFECO Northwest Fund have been deferred and are being amortized to operations over a period of sixty months. These costs were advanced by the Investment Adviser and are being reimbursed by the Fund over the same time period. If any of the original seed money shares are redeemed by SAFECO Insurance prior to the end of the amortization period, the redemption proceeds will be reduced by a pro rata share of the unamortized organization expense as of the date of redemption.


================================================================================

================================================================================

6.  FINANCIAL HIGHLIGHTS
    (For a Share Outstanding Throughout the Period)

    SAFECO GROWTH FUND

                                                                                      FOR THE YEAR ENDED SEPTEMBER 30
                                              -----------------------------------------------------------------------
                                                    1995           1994          1993            1992            1991
=====================================================================================================================
NET ASSET VALUE AT BEGINNING OF PERIOD        $    17.37     $    19.20     $   13.98      $    17.95      $    11.14

INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                    0.07          (0.02)         (0.02)         (0.01)           0.05
    Net Realized and Unrealized Gain (Loss)
      on Investments                                4.07           0.78           5.39          (3.15)           7.77
                                              ----------     ----------     ----------     ----------      ----------

      Total from Investment Operations              4.14           0.76           5.37          (3.16)           7.82
                                              ----------     ----------     ----------     ----------      ----------
LESS DISTRIBUTIONS
    Dividends from Net Investment Income           (0.07)           --             --             --            (0.05)
    Distributions from Realized Gains              (5.61)         (2.59)         (0.15)         (0.81)          (0.96)
                                              ----------     ----------     ----------     ----------      ----------

      Total Distributions                          (5.68)         (2.59)         (0.15)         (0.81)          (1.01)
                                              ----------     ----------     ----------     ----------      ----------

Net Asset Value at End of Period              $    15.83     $    17.37     $    19.20     $    13.98      $    17.95
                                              ==========     ==========     ==========     ==========      ==========

TOTAL RETURN                                       23.93%          3.88%         38.43%        -17.83%          70.22%

NET ASSETS AT END OF PERIOD (000'S)           $  176,483     $  156,108     $  158,723     $  127,897      $  155,429
RATIO OF EXPENSES TO AVERAGE NET ASSETS             0.98%          0.95%          0.91%          0.91%           0.90%
RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                           0.34%         -0.12%         -0.10%         -0.10%           0.36%
PORTFOLIO TURNOVER RATE                           110.44%         71.18%         57.19%         85.38%          49.86%
AVERAGE COMMISSION RATE PAID                  $    .0292            --             --             --              --
---------------------------------------------------------------------------------------------------------------------



================================================================================

================================================================================

6.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

    SAFECO EQUITY FUND

                                                                                     FOR THE YEAR ENDED SEPTEMBER 30
                                              ----------------------------------------------------------------------
                                                  1995            1994            1993           1992           1991
====================================================================================================================

NET ASSET VALUE AT BEGINNING OF PERIOD     $     13.89     $     12.54     $      9.53     $    10.38     $     8.43

INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income                            0.34            0.23            0.17           0.15           0.17
 Net Realized and Unrealized Gain (Loss)
  on Investments                                  2.59            1.83            3.79          (0.09)          2.37
                                           -----------     -----------     -----------     ----------     ----------

  Total from Investment Operations                2.93            2.06            3.96           0.06           2.54
                                           -----------     -----------     -----------     ----------     ----------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income            (0.34)          (0.23)          (0.17)         (0.15)         (0.17)
 Distributions from Realized Gains               (1.17)          (0.48)          (0.78)         (0.76)         (0.42)
                                           -----------     -----------     -----------     ----------     ----------

  Total Distributions                            (1.51)          (0.71)          (0.95)         (0.91)         (0.59)
                                           -----------     -----------     -----------     ----------     ----------

Net Asset Value at End of Period           $     15.31     $     13.89     $     12.54     $     9.53     $    10.38
                                           ===========     ===========     ===========     ==========     ==========

TOTAL RETURN                                     21.59%          16.51%          41.77%          0.41%         30.39%

NET ASSETS AT END OF PERIOD (000'S)        $   598,582     $   412,805     $   148,894     $   74,383     $   71,586
RATIO OF EXPENSES TO AVERAGE NET ASSETS           0.84%           0.85%           0.94%          0.96%          0.98%
RATIO OF NET INVESTMENT INCOME
 TO AVERAGE NET ASSETS                            2.38%           1.72%           1.50%          1.34%          1.70%
PORTFOLIO TURNOVER RATE                          56.14%          33.33%          37.74%         39.88%         45.21%
AVERAGE COMMISSION RATE PAID               $     .0402            --              --             --             --
--------------------------------------------------------------------------------------------------------------------



================================================================================

================================================================================

6.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

    SAFECO INCOME FUND

                                                                          FOR THE YEAR ENDED SEPTEMBER 30
                                              -----------------------------------------------------------
                                                  1995        1994         1993         1992         1991
=========================================================================================================
NET ASSET VALUE AT BEGINNING OF PERIOD        $  17.25    $  17.79     $  16.27     $  15.35     $  12.89

INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income                            0.82        0.81         0.78         0.80         0.81
 Net Realized and Unrealized Gain (Loss)
  on Investments                                  2.71       (0.30)        1.52         0.96         2.53
                                              --------    --------     --------     --------     --------
  Total from Investment Operations                3.53        0.51         2.30         1.76         3.34
                                              --------    --------     --------     --------     --------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income            (0.82)      (0.81)       (0.78)       (0.80)       (0.83)
 Distributions from Realized Gains               (0.85)      (0.24)       --           (0.04)       (0.05)
                                              --------    --------     --------     --------     --------
  Total Distributions                            (1.67)      (1.05)       (0.78)       (0.84)       (0.88)
                                              --------    --------     --------     --------     --------
Net Asset Value at End of Period              $  19.11    $  17.25     $  17.79     $  16.27     $  15.35
                                              ========    ========     ========     ========     ========
TOTAL RETURN                                     21.04%       2.98%       14.35%       11.75%       26.43%

NET ASSETS AT END OF PERIOD (000'S)           $217,870    $190,610     $203,019     $181,582     $181,265
RATIO OF EXPENSES TO AVERAGE NET ASSETS           0.87%       0.86%        0.90%        0.90%        0.93%
RATIO OF NET INVESTMENT INCOME
 TO AVERAGE NET ASSETS                            4.55%       4.59%        4.55%        5.06%        5.58%
PORTFOLIO TURNOVER RATE                          31.12%      19.30%       20.74%       20.35%       22.25%
 AVERAGE COMMISSION RATE PAID                 $  .0541          --           --           --           --
----------------------------------------------------------------------------------------------------------


================================================================================

================================================================================

6.  FINANCIAL HIGHLIGHTS (CONTINUED)
    (For a Share Outstanding Throughout the Period)

    SAFECO NORTHWEST FUND


                                                                        FOR THE NINE                                OCTOBER 18, 1990
                                                                              MONTHS                                   (COMMENCEMENT
                                                         FOR THE YEAR          ENDED              FOR THE YEAR        OF OPERATIONS)
                                                       ENDED SEPT. 30       SEPT. 30             ENDED DEC. 31             TO DEC.31
                                                  -------------------   ------------       -------------------      ----------------
                                                     1995        1994           1993          1992        1991(+)           1990(++)
====================================================================================================================================
NET ASSET VALUE AT BEGINNING OF PERIOD            $ 12.59     $ 12.34        $ 12.59       $ 11.37     $ 10.00           $ 10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.04        0.04           0.02          0.06        0.19              0.11
  Net Realized and Unrealized Gain (Loss)
      on Investments                                 2.35        0.59          (0.25)         1.53        1.44                --
                                                  -------     -------        -------       -------     -------           -------
      Total from Investment Operations               2.39        0.63          (0.23)         1.59        1.63              0.11
                                                  -------     -------        -------       -------     -------           -------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income              (0.04)      (0.04)         (0.02)        (0.06)      (0.19)            (0.11)
  Distributions from Realized Gains                 (0.53)      (0.34)            --         (0.31)      (0.07)               --
                                                  -------     -------        -------       -------     -------           -------
      Total Distributions                           (0.57)      (0.38)         (0.02)        (0.37)      (0.26)            (0.11)
                                                  -------     -------        -------       -------     -------           -------
NET ASSET VALUE AT END OF PERIOD                  $ 14.41     $ 12.59        $ 12.34       $ 12.59     $ 11.37           $ 10.00
                                                  =======     =======        =======       =======     =======           =======
TOTAL RETURN                                        19.01%       5.19%         -1.86%(**)    14.08%      14.93%(X)           N/A

NET ASSETS AT END OF PERIOD (000'S)               $40,140     $36,383        $39,631       $40,402     $26,434           $ 5,000
RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.09%       1.06%          1.11%(*)      1.11%       1.24%             1.43%(*)
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                              0.31%       0.33%          0.18%(*)      0.55%       1.26%             5.47%(*)
PORTFOLIO TURNOVER RATE                             19.59%      18.46%         14.05%(*)     33.34%      27.71%             NONE
AVERAGE COMMISSION RATE PAID                      $ .0064          --             --            --          --                --
------------------------------------------------------------------------------------------------------------------------------------

(+) Includes $.06 per share of net investment income earned on the initial seed money investment prior to February 7, 1991. The shares were first offered to the public on February 7, 1991, at $10.06 per share.

(++) These per share data and ratios relate to the performance of the initial seed money investment of SAFECO Insurance Company of America only, since Fund shares were not yet available to the public.

(**) Not annualized.

(*)  Annualized.

 x Total return from February 7, 1991, (initial public offering) to December 31, 1991, not annualized.


================================================================================

================================================================================

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE SAFECO COMMON STOCK TRUST

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the SAFECO Common Stock Trust (comprising, respectively, the SAFECO Growth Fund, SAFECO Equity Fund, SAFECO Income Fund, and SAFECO Northwest Fund) as of September 30, 1995. For the SAFECO Growth Fund, SAFECO Equity Fund, and SAFECO Income Fund, we have audited the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. For the SAFECO Northwest Fund, we have audited the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended September 30, 1995, for the nine-month period ended September 30, 1993, for each of the two years in the period ended December 31, 1992, and for the period October 18, 1990 (commencement of operations) to December 31, 1990. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the SAFECO Common Stock Trust at September 30, 1995, the results of their operations, the changes in their net assets, and financial highlights for the periods referred to above, in conformity with the generally accepted accounting principles.


                                                        /s/ ERNST & YOUNG L.L.P.
                                                        ------------------------

Seattle, Washington
October 26, 1995




================================================================================

================================================================================


                             SAFECO FAMILY OF FUNDS


STABILITY OF PRINCIPAL
   SAFECO Money Market Fund
   SAFECO Tax-Free Money Market Fund

TAXABLE BOND INCOME
   SAFECO Intermediate-Term U.S. Treasury Fund
   SAFECO GNMA Fund
   SAFECO High-Yield Bond Fund

TAX-FREE BOND INCOME
   SAFECO Intermediate-Term Municipal Bond Fund
   SAFECO Insured Municipal Bond Fund
   SAFECO Municipal Bond Fund
   SAFECO California Tax-Free Income Fund
   SAFECO Washington State Municipal Bond Fund

HIGH CURRENT INCOME
WITH LONG-TERM GROWTH
   SAFECO Income Fund

LONG-TERM GROWTH
   SAFECO Growth Fund
   SAFECO Equity Fund
   SAFECO Northwest Fund

--------------------------------------------------------------------------------

For more complete information on any SAFECO Mutual Fund, including management fees and expenses, call or write for a free Prospectus. Please read it carefully before you invest or send money.


================================================================================

================================================================================

SAFECO STOCK FUND                                                    Bulk Rate
                                                                    U.S. Postage
BOARD OF TRUSTEES                                                      PAID
Boh A. Dickey, Chairman                                               SAFECO
Barbara J. Dingfield                                               Insurance Co.
Richard W. Hubbard
Richard E. Lundgren
L.D. McClean
Larry L. Pinnt
John W. Schneider

OFFICERS
David F. Hill, President
Ronald L. Spaulding,
  Vice-President and Treasurer
Neal A. Fuller,
  Vice-President and Controller

INVESTMENT ADVISOR
SAFECOE Asset
  Management Company

DISTRIBUTOR
SAFECO Securities, Inc.

TRANSFER AGENT
SAFECO Services Corporation

CUSTODIAN
U.S. Bank of Washington, N.A.